EXHIBIT 1

                             JOINT FILING AGREEMENT

     Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned each hereby agrees to the joint filing, on behalf of each of the undersigned, of this Schedule 13D dated January 11, 1999, and all subsequent amendments thereto.

     This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: January 11, 1999

                                         GE AMERICAN COMMUNICATIONS, INC.

                                         By: /s/ Philip V. Otero
                                            ------------------------------------
                                         Name: Philip V. Otero
                                         Title:   Senior Vice President, Legal/
                                         Regulatory Operations


                                         GE SUBSIDIARY, INC. 22

                                         By: /s/ Philip V. Otero
                                            ------------------------------------
                                         Name: Philip V. Otero
                                         Title: Senior Vice President, Secretary


                                         GENERAL ELECTRIC CAPITAL CORPORATION

                                         By: /s/ Robert E. Healing
                                            ------------------------------------
                                         Name: Robert E. Healing
                                         Title:   Attorney-in-Fact


                                         GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                         By: /s/ Robert E. Healing
                                            ------------------------------------
                                         Name: Robert E. Healing
                                         Title: Attorney-in-Fact


                                         GENERAL ELECTRIC COMPANY

                                         By: /s/ Robert E. Healing
                                            ------------------------------------
                                         Name: Robert E. Healing
                                         Title:   Corporate Counsel